UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Zang Street, Suite 300

Lakewood, Colorado 80228

(Address of principal executive offices)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 5, 2013, Einstein Noah Restaurant Group, Inc. (the “Company”) issued a press release announcing the commencement of a secondary offering of the Company’s common stock by Greenlight Capital, Inc. For more information, see the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Rhonda J. Parish
Rhonda J. Parish
Chief Legal, People and Risk Officer, and Secretary

Date: August 5, 2013